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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 13, 2003
                            (Date of report; date of
                            earliest event reported)


                         COMMISSION FILE NUMBER: 1-3754


                      GENERAL MOTORS ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)


             DELAWARE                                           38-0572512
  (State or other jurisdiction of                            (I.R.S. Employer
  incorporation or organization)                            Identification No.)


                             200 RENAISSANCE CENTER
                         P.O. BOX 200 DETROIT, MICHIGAN
                                   48265-2000
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (313) 556-5000
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS


On June 13, 2003, Moody's Investors Service, Inc. (Moody's) announced in a press release that it lowered its ratings on GMAC and GM. A portion of the press release issued by Moody's follows:

New York, June 13, 2003 -- Moody's Investors Service lowered General Motors Corporation's (GM) long-term rating to Baa1 from A3, and also lowered General Motors Acceptance Corp's (GMAC) long-term rating to A3 from A2 and its short-term rating to Prime-2 from Prime-1. The existing Prime-2 short-term rating of GM is confirmed. The Rating outlook for both GM and GMAC is negative.

The downgrade of GMAC's ratings reflect the substantial linkages that exist between it and GM. These ties are both operational and financial. GMAC provides financing for GM dealers and their customers, and the quality of its portfolio is influenced by its parent. For instance, the financial and operating health of GM dealers, and the collateral and residual value of GM vehicles directly and significantly affect GMAC's performance. Therefore, GMAC's ratings are tied to its parent's.

GMAC's ratings were downgraded as a result of the downgrades of GM's obligations. GMAC's operating performance has held up quite well through a difficult economic environment. The company has recorded successive periods of record absolute profitability as a result of growth in its auto financing portfolio, and most of its other businesses have proved to be solid earnings contributors. The auto financing business' profit margins have come under some pressure, primarily as a result of higher losses and tighter financing margins. Losses in the auto portfolio have been most affected by loss severity versus default frequency, as the used car market remains very weak. Profits in the mortgage business, on the other hand, have improved as the company enjoys the benefits of the continuing strong mortgage refinancing market after having written off a significant amount of mortgage servicing rights in recent years. GMAC leverage position has become pressured as asset growth has exceeded capital formation. We expect that GMAC will manage its financial profile and operations prudently, thus preserving the one rating notch differential between it and GM.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GENERAL MOTORS ACCEPTANCE CORPORATION
                                     -------------------------------------
                                     (Registrant)



Dated: June 13, 2003                 /s/ William F. Muir
       -------------                 -------------------------------------
                                     William F. Muir
                                     Executive Vice President,
                                     Chief Financial Officer and Director


Dated: June 13, 2003                 /s/ Linda K. Zukauckas
       -------------                 ------------------------------------
                                     Linda K. Zukauckas
                                     Controller and Principal Accounting Officer